UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Warwick Valley Telephone Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 21, 2006
WARWICK VALLEY TELEPHONE COMPANY
SUPPLEMENTAL PROXY MATERIAL OF THE COMPANY FOR THE ANNUAL MEETING ON APRIL 28, 2006
This supplemental proxy material supplements, and should be read in connection with, the Notice of Meeting and Proxy Statement dated April 3 previously furnished by Warwick Valley Telephone Company (the “Company” or “WVT”) for use at its Annual Meeting at 2:00 p.m. on April 28, 2006, Eastern Daylight Time.
The Company believes you need to understand some basic legal matters that have been thoroughly obscured and distorted by recent proxy filings and press releases by Santa Monica Partners, LP, SMP Asset Management and Mr. Lawrence J. Goldstein (“Santa Monica”).
Santa Monica has filed with the Securities and Exchange Commission (the “SEC”) definitive proxy material (the “Santa Monica Proxy”) relating to WVT’s Annual Meeting. The Santa Monica Proxy solicits your vote for two nominees to the Company’s Board of Directors, Lynn Pike and Peter Saulnier. It also mentions a lawsuit Santa Monica has brought against the Company and makes various allegations about the Company and its officers. In addition, we believe it violates the proxy rules of the SEC and provides incorrect information about your vote.
How does the Santa Monica Proxy violate the SEC’s rules?
Santa Monica claims to be nominating two candidates. Since the Company’s Board of Directors has nine members, those candidates, if elected, would constitute a minority. SEC Rule 14a-4 prescribes four things that must be done when soliciting for a so-called short slate. Santa Monica failed to do three of them. It did not represent that it would vote for all nominees of the Company other than those it specified. It did not provide you an opportunity on its form of green proxy card to withhold authority for the two Company nominees for the class of 2007. Finally, it stated only on its proxy card, and not also – as required by the SEC’s rules – in its proxy statement, that there is no assurance that the Company’s nominees will serve if elected with any of Santa Monica’s nominees.
How does the Santa Monica Proxy affect your vote?
This depends on the lawsuit that Santa Monica has brought. If you vote using a green proxy card provided by Santa Monica and Santa Monica does not prevail on its motion for a preliminary injunction, the votes you cast on that green proxy card will be void and, if you wish your vote to count, you will have to vote again using the Company’s WHITE proxy card. If Santa Monica obtains a preliminary injunction, you may use either proxy card. The latest dated proxy will count as your vote unless you attend the Annual Meeting and change your vote using a ballot.
Although brokers may have the authority to vote with respect to certain matters without voting instructions from beneficial owners, this authority would not exist with respect to the Shareholder Proposal or to any other proposal which is the subject of a counter-solicitation within the meaning of any applicable rule.

How will the shareholders’ votes for directors be counted?
The Santa Monica Proxy incorrectly describes the way votes will be counted. Set forth below is an explanation in some detail of how it will all work, and why.
The Company has what is called a classified board. The Board of Directors consists of three classes, each of which has three directors. Each year, in rotation, a different class of three directors is nominated; upon election, each class serves for three years. At this Annual Meeting, that is how the nominations and elections will work for the three nominees of the Company who are specifically assigned to the class whose term will end in 2009. The other two Board seats being voted for this year are specifically assigned to a class whose term will end in 2007.
There are two groups of nominees this year for a simple reason. Three directors resigned in February. Two of them were members of the class of 2007. The other was a member of the class of 2006, which was up for election this year as the class of 2009. When vacancies occur, as happened in March, the remaining Directors may choose replacements and the replacement directors must be voted on at the very next Annual Meeting. That is why the two replacement directors who belong to the class of 2007 are up for election now, even though the third member of that class is not. All three seats in the class of 2007 will be up for election next year. This is a perfectly normal procedure for dealing with resignations. New York law and the Company’s By-Laws require that shareholders vote promptly on replacements appointed by the remaining Board members.
Generally, of all the candidates up for election, those that receive the most votes are considered elected to the seats available. Since five seats are up for election at the Annual Meeting, normally the five nominees with the greatest number of votes would be elected. That is not the case with this classified Board. The nominees are nominated for a specific class. In fact Santa Monica’s entire lawsuit is based on this fact. This has the following consequences: For the class of 2007, the candidates who are nominated for that class and who receive the most votes will be considered elected to the seats available for that class. The Company has nominated two candidates for the class of 2007 and Santa Monica claims that it has also nominated two candidates for that class. Even if all four of the candidates for the class of 2007 receive more votes than the candidates for the class of 2009, only two of them will be elected, and they will be elected to the class of 2007.
For the class of 2009, the three candidates who are nominated for that class and who receive the most votes will be considered elected. Santa Monica has not nominated anyone for the class of 2009. The Company has nominated three candidates for that class. Its candidates are unopposed. Your choices are to vote FOR some or all of the only three nominees for the class of 2009 or to WITHHOLD your vote from some all of those three nominees.
Why is Santa Monica in violation of the advance-notice provision of the Company’s By-Laws?
The Company’s By-Laws contain two provisions that are relevant in this discussion. One deals with the replacement of directors who resign, and the other deals with the procedures a shareholder must follow in order to nominate a candidate for a directorship. The replacement provision was explained above. The other provision is typically called an advance-notice requirement. Such a requirement serves the proper corporate purpose of assuring that shareholders and directors will have a reasonable opportunity to thoughtfully consider nominations and shareholder proposals, and to allow for full information to be distributed to shareholders, with arguments on both sides. Advance-notice requirements are used by well over 1,500 public companies.
This year, because the Company’s Annual Meeting is being held at approximately its usual time, it is not more or less a year later than the last Annual Meeting, which was in November 2005. In such cases, the advance-notice provision requires the Company to follow a specific procedure. It must give its shareholders notice in one of two ways. The Company chose to give public notice by issuing a press release and making a filing with the Securities and Exchange Commission, which posts all such filings on its website. Numerous services use their automated access to that website to obtain and promptly disseminate filings. Shareholders then had ten days to make any nominations and provide the required supporting information for those nominations. Santa Monica received that notice. In fact, it submitted the shareholder proposal under consideration at the Annual Meeting because of that very notice.
The required notice was given in mid-November; all responses had to be in by November 28. Santa Monica did not nominate anyone at that time. Now it opposes the three nominees for director in the class of 2009, even though it knew then that three candidates would be up for election at this Annual Meeting and even though two of the current candidates were serving as Directors in November. Santa Monica’s lawsuit claims it is unfair for the Company to follow normal procedures regarding the replacement and nomination of directors. Santa Monica is using this baseless allegation to obscure the fact that it neglected in November to nominate opponents for the very directors it now is opposing.
Keep in mind: You will be able to and have always been able, at the very next Annual Meeting after any resignation, to vote for or withhold your vote from any candidate who is already serving as the replacement director for the director who resigned. This was, for example, the case after Mr. Lynn Pike left the Company. As far as the two directorships are concerned which are to be filled for the class of 2007 at the upcoming Annual Meeting, you will also be able to vote again at the Annual Meeting in 2007 for those positions as well as for the third member of that class. In addition, you may make nominations for what will be the class of 2010 at that Annual Meeting by following the procedures contained in the Company’s proxy materials you have already received. Santa Monica’s lawsuit and misleading proxy materials are exactly the kind of distraction that companies try to avoid by having advance-notice provisions. It is Santa Monica, not the Company, that is causing a waste time and money.
Santa Monica’s actions will result in the Company’s incurring substantial additional expenses in connection with its solicitation of proxies for the Annual Meeting. Such additional expenses, excluding the costs of the litigation forced upon the Company, are currently expected to exceed $45,000.

ANNUAL MEETING OF SHAREHOLDERS OF
WARWICK VALLEY TELEPHONE COMPANY
April 28, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â  Please detach along perforated line and mail in the envelope provided.  â
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE, “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR, “FOR” THE PROPOSAL TO APPROVE WithumSmith+Brown, P.C. AS THE COMPANY’s INDEPENDENT ACCOUNTANTS, AND “AGAINST” THE SHAREHOLDER PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

2. THE BOARD OF DIRECTORS HAS NOMINATED THREE PERSONS LISTED BELOW TO SERVE AS DIRECTORS UNTIL 2009 AND TWO PERSONS LISTED BELOW TO SERVE AS DIRECTORS UNTIL 2007:							FOR	AGAINST	ABSTAIN
					1.	PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡	Kelly C. Bloss	Until 2009
		¡	Robert J. DeValentino	Until 2009
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡ ¡ ¡	Joseph J. Morrow Jeffrey D. Alario Douglas J. Mello	Until 2009 Until 2007 Until 2007	3.	PROPOSAL TO APPROVE THE SELECTION OF WithumSmith+Brown, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.	☐	☐	☐
The Board of Directors recommends a vote AGAINST the following proposal:
					4.	SHAREHOLDER PROPOSAL URGING THAT THE QUARTERLY DIVIDEND TO SHAREHOLDERS BE SIGNIFICANTLY INCREASED.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

THIS PROXY REVOKES ALL PRIOR PROXIES.
Please check here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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WARWICK VALLEY TELEPHONE COMPANY
47 MAIN STREET, WARWICK, NY 10990
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints ZIGMUND C. NOWICKI, JR. and DORINDA MASKER, and each of them, proxies for the undersigned, with full power of substitution, to vote all of the Common Shares, par value $0.01, of WARWICK VALLEY TELEPHONE COMPANY owned by the undersigned at the Annual Meeting of Shareholders of Warwick Valley Telephone Company to be held at The Harness Racing Museum and Hall of Fame, 240 Main Street, Goshen, New York 10924 on April 28, 2006 at 2:00 p.m., local time, and at any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTORS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: IN FAVOR OF FIXING THE NUMBER OF DIRECTORS AT NINE; IN FAVOR OF THE APPROVAL OF THE SELECTION OF WithumSmith+Brown, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS; AND AGAINST THE SHAREHOLDER PROPOSAL. THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT DATED APRIL 3, 2006, DESCRIBING MORE FULLY THE NOMINEES NAMED HEREIN.
(Continued and to be signed on the reverse side)

COMMENTS:

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